Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE: IMMEDIATELY
FOR MORE INFORMATION CONTACT:	Ted Peters, Chairman
610-581-4800
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation to Acquire First Keystone Financial, Inc.

Acquisition to Substantially Increase Bank’s Market Presence in Attractive Chester and Delaware Counties

BRYN MAWR, Pa. November 3, 2009 - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced that it had signed a definitive Agreement and Plan of Merger (“Merger Agreement”) to acquire First Keystone Financial, Inc. (NASDAQ: FKFS), a financial services company headquartered in Media, PA, which is the parent holding company for First Keystone Bank, a federally-chartered savings bank headquartered in Media. The acquisition will increase the Corporation’s total assets by more than $500 million and add 8 full-service branches.

Pursuant to the terms of the Merger Agreement, First Keystone Financial, Inc. will be merged with and into the Corporation, with the Corporation surviving the merger (the “Merger”). Substantially concurrently with the Merger, First Keystone Bank, in a two-step transaction, will merge with and into the Bank, with the Bank being the surviving bank.

Ted Peters, Chairman and Chief Executive Officer, stated, “First Keystone is a great bank for us to partner with and provides substantial benefit for all of our constituents. We will have access to attractive new markets and clients, who can benefit from the broader product line we offer, particularly our mortgage and wealth management services.”

Mr. Peters continued, “The combined organization will be able to more efficiently leverage our resources and deliver the highest quality products and services to the marketplace. Increasing our presence in Delaware and Chester Counties has been a strategic goal for us, and this acquisition is an important component of that strategic plan.”

Under the terms of the Merger Agreement, stockholders of First Keystone Financial, Inc. will receive 0.6973 shares of Bryn Mawr Bank Corporation stock for each share of common stock they own plus $2.06 per share cash consideration, each subject to adjustments as described in the Merger Agreement which will be included as an exhibit to the Corporation’s Form 8-K filed with the Securities and Exchange Commission on November 3, 2009. The transaction is subject to normal regulatory and shareholder approval and is expected to close in the third quarter of 2010.

“Bryn Mawr Trust has been a tremendous example of financial strength and integrity for more than 120 years. We’re fortunate to have found a partner who truly understands what community banking is all about,” said Hugh Garchinsky, President and CEO, First Keystone Bank.

The Corporation will hold a conference call to discuss the First Keystone Financial, Inc. acquisition at 8:30 a.m. EDT on Wednesday, November 4, 2009. Interested parties may participate by calling 1-800-860-2442 at 8:30 a.m. EDT. A taped replay of the conference call will be available within two hours of the conclusion of the call and will remain available through November 19, 2009.

The number to call for a taped replay is 1-877-344-7529 and the Replay Passcode is 435495. The conference call will be simultaneously broadcast live over the Internet through a web cast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the Investor Relations section of our website at www.bmtc.com. An online archive of the web cast will be available within two hours of the conclusion of the call.

About Bryn Mawr Bank Corporation:

Bryn Mawr Bank Corporation, including its wholly-owned subsidiary, The Bryn Mawr Trust Company, which was founded in 1889, has $1.2 billion in corporate assets and $2.7 billion in trust and investment assets under management, administration, supervision and brokerage. Bryn Mawr Trust offers a full range of personal and business banking services, consumer and commercial loans, equipment leasing, mortgages, insurance, as well as wealth management services including investment management, trust and estate administration, retirement planning, custody services, and tax planning and preparation. Headquartered in Bryn Mawr Pennsylvania, Bryn Mawr Trust has nine full-service branches serving residents and businesses in the suburbs of Philadelphia. It also maintains seven limited service offices in adult life care communities.

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s or First Keystone Financial, Inc.’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s or First Keystone Financial, Inc.’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s and First Keystone Financial, Inc.’s actual future results or performance may be materially different.

The Corporation’s and First Keystone Financial, Inc.’s businesses and operations, as well as their combined business and operations following the completion of the transactions described in this release, are and will be subject to a variety of risks, uncertainties and other factors. A number of factors, many of which are beyond the Corporation’s and First Keystone Financial, Inc.’s control, could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial conditions and results of operations could be materially and adversely affected. Such factors include, among others, need for capital; the impact of economic conditions on the business; changes in banking regulation and the possibility that any banking agency approvals required for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair the ability to implement business plans; the ability to attract and retain key personnel; competition in the marketplace; and other factors as described in the Corporation’s and First Keystone Financial, Inc.’s securities filings. All forward-looking statements and information made herein are based on current expectations as of the date hereof and speak only as of the date they are made. Neither the Corporation nor First Keystone Financial, Inc. undertakes to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to the Corporation’s and First Keystone Financial, Inc.’s respective businesses, you are encouraged to review their filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K for each of the Corporation and First Keystone Financial, Inc., as well as any changes in risk factors that may be identified in quarterly or other reports filed with the SEC.

Additional Information About This Transaction:

The Corporation intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 concerning the Merger. The Registration Statement will include a prospectus for the offer and sale of the Corporation’s Common Shares to First Keystone Financial, Inc.’s shareholders as well as a proxy statement of First Keystone Financial, Inc. for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC will contain important information about the Corporation, First Keystone Financial, Inc., and the Merger. We urge investors and First Keystone Financial, Inc.’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. First Keystone Financial, Inc.’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention: Robert Ricciardi, Secretary, telephone (610) 526-2059.

First Keystone Financial, Inc., the Corporation and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the Merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning First Keystone Financial, Inc.’s and the Corporation’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the Merger. Information concerning First Keystone Financial,

Inc.’s and the Corporation’s directors and executive officers is also set forth in their respective proxy statements and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

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